Share based compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share based compensation
Share based compensation

Share Option Plan
The Board resolved, in its meeting on February 14, 2011, to establish a share option based incentive scheme for the Company’s employees and directors, approved a set of rules applicable to the scheme and reserved 6,000,000 of its authorized, but unissued share for use to satisfy future exercises of options granted under the scheme.

Further, the Board resolved that options granted prior to the listing of the Company’s shares could be granted at an exercise price equal to the subscription price in the private placement. No options have been granted under the scheme in 2015, 2014 or 2013. However, the Company did recognize a charge for share options granted at the Seadrill Ltd level related to North Atlantic employees of $0.6 million, $0.8 million and $0.5 million in 2015, 2014 and 2013, respectively.

In December 2015 the shareholders of NADL in a special general meeting approved a capital reorganization including a 1-for-10 reverse stock split of the Company's issued and outstanding common shares and reducing par value from $5.00 to $0.10. As a result of the capital restructuring the number of authorized, but unissued, share options has been adjusted to 600,000.

Restricted Stock Units
On November 7, 2013, the Board of the Company approved 278,778 awards under North Atlantic Drilling`s Restricted Stock Units (“RSU”) plan.  During 2015, the Board of the Company approved a further 1,587,719 awards under North Atlantic Drilling`s Restricted Stock Units (“RSU”) plan.

Under the terms of the plan, the holder of an award is entitled to receive a share in the respective company if still employed at the end of the three year vesting period.  There is no requirement for the holder to pay for the share on grant date or upon vesting of the award.  In addition the holder is entitled to receive an amount equal to the ordinary dividends declared and paid on the Company's shares during the vesting period.

In December 2015 the shareholders of NADL in a special general meeting approved a capital reorganization including a 1-for-10 reverse stock split of the Company's issued and outstanding common shares and reducing par value from $5.00 to $0.10. As a result of the capital restructuring the number of RSUs has been adjusted by 1,571,251 units.

The fair value of the awards are calculated based on the market share price on grant date which was US$9.46 for the RSUs issued in 2013, US$1.33 for the RSUs granted in April 2015 and US$0.37 for the RSUs granted in December 2015.

The fair value of the awards expected to vest is recognized as compensation cost straight-line over the vesting period.  All awards are currently expected to vest. Compensation cost related to the RSU plans of $0.6 million has been recognized in 2015, 2014 $0.8 million and 2013 $0.1 million. As of December 31, 2015 and December 31, 2014 there was $1.2 million and $1.7 million respectively of unrecognized compensation costs related to non-vested awards.

The following table summarizes RSU activity for the years ended December 31, 2015, 2014 and 2013:

Restricted Stock Units	2015	2014	2013
Outstanding at beginning of year	253,870	278,778	—
Granted	1,587,719	—	278,778
Forfeited	(95,755)	(24,908)	—
Adjustment *	(1,571,251)	—	—
Outstanding at end of year	174,583	253,870	278,778
* Adjustment relates to the Company's 1 for 10 reverse stock split completed in December 2015.